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                                    FORM 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1998

                           BAYWOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                         33-10236                         77-0125664
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(State or other                 (Commission File                 (IRS Employer
 Jurisdiction of                    Number)                       Identification
  Incorporation                                                       Number)


              14950 North 83rd Place, Suite 1, Scottsdale, Arizona     85260
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                    (Address of Principal Executive Offices)         (Zip Code)

       Registrant's Telephone Number, including area code: (602) 951-3956

                                                        Total number of pages: 2

Item 5.           Other Events.

                  On February 25, 1998, Harvey J. Turner resigned from the Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BAYWOOD INTERNATIONAL, INC.



                                        By:  /s/ Neil T. Reithinger
                                           -------------------------------------
                                           Neil T. Reithinger, Interim President
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